UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 19, 2007

NAUGATUCK VALLEY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States	0-50876	65-1233977
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut		06770
(Address of principal executive offices)		(Zip Code)

(203) 720-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 19, 2007, Naugatuck Valley Financial Corporation (the “Company”) issued a press release announcing unaudited financial results for the six months ended June 30, 2007 and announcing the declaration of a cash dividend for the quarter ended June 30, 2007, of $.05 per share to stockholders of record on August 6, 2007 with a payment date on or around September 1, 2007.  For more information, reference is made to the Company’s press release dated July 19, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01    Financial Statements and Exhibits

(d)       The following exhibit is filed herewith:

Exhibit 99.1	Press Release dated July 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: July 19, 2007	By:	/s/ John C. Roman
John C. Roman
President and Chief Executive Officer